Exhibit 21.1

LIST OF SUBSIDIARIES

Name	Jurisdiction of Organization
HGIT Properties LP	Delaware
Hines GREIT II Ireland Fund Irish Collective Asset-Management Vehicle	Ireland
HGREIT II Cottonwood Center LLC	Delaware
HGREIT II Goodyear Crossing LLC	Delaware
HGREIT II Montrose LLC	Delaware
HGREIT II Montrose OpCo LLC	Delaware
HGREIT II Montrose Services LLC	Delaware
HGREIT II Reading LLC	Delaware
HGREIT II Reading LP	Delaware
HGREIT II Reading Student Housing B.V.	Netherlands
HGREIT II Reading Student Housing Operations B.V.	Netherlands
Hines Global REIT II Services Holdings, Inc.	Delaware
HGREIT II Reading Services, Inc.	Delaware
HGREIT II Reading, Inc.	Delaware
HGR II International Investment Manager LLC	Delaware
Hines Global Income Investments, Inc.	Delaware
HGIT Fresh Park Partner LLC	Delaware
HGIT Fresh Park Venlo Holdings LLC	Delaware
HGIT Venrayseweg 100 Venlo Cooperatief U.A.	Netherlands
HGIT Maintal LLC	Delaware
HGIT ABC Westland Partner LLC	Delaware
HGIT ABC Westland Holdings LLC	Delaware
HGIT ABC Westland 200 Poeldijk Cooperatief U.A.	Netherlands
HGIT Briargate LLC	Delaware
HGIT Łòdź LLC	Delaware
HGIT Eastgate Park s.r.o	Czech Republic
DP Łòdź City sp. z o.o.	Poland
HGIT Gdańsk LLC	Delaware
HGIT Gdańsk DP I sp. z o.o.	Poland
DP Gdansk sp. z o.o.	Poland
HGIT Glasgow LLC	Delaware
HGIT Glasgow Limited	England and Wales
HGIT Glasgow Services, Inc.	Delaware
HGIT Bristol Limited	England and Wales
HGIT Milton Keynes Limited	England and Wales
HGIT NE Walker Road LLC	Delaware
HGIT Nashville Services, Inc	Delaware
HGIT UK Logistics LP	Delaware
HGIT UK Logistics GP LLC	Delaware
HGIT Janki LLC	Delaware

DP Janki sp. z o.o.	Poland
HGIT Edinburgh Limited	England and Wales
HGIT Wakefield Limited	England and Wales
HGIT Madrid Airport Logistics LLC	Delaware
HGIT Bassett Campus LP	Delaware
HGIT Bassett Campus GP LLC	Delaware
HGIT Patrick Henry LP	Delaware
HGIT Patrick Henry GP LLC	Delaware
HGIT Schertz Parkway GP LLC	Delaware
HGIT Schertz Parkway LP	Delaware
HGIT 900 Patrol Road LLC	Delaware
HGIT Coventry Limited	England and Wales
FPV Services LLC	Delaware
FPV Solar Cooperatief U.A.	Netherlands
HGIT 1015 Half Street LLC	Delaware
HGIT 50 Park Row West LLC	Delaware
HGIT 2501 West Bradley LLC	Delaware
HGIT 3401 Empire Ave LLC	Delaware
HGIT 3401 Empire Ave REIT 1 LLC	Delaware
HGIT 3401 Empire Ave REIT 2 LLC	Delaware
HGIT 3401 Empire Ave Owner LLC	Delaware
HGIT 3401 Empire Ave Studios LLC	Delaware
HGIT Activity Road GP LLC	Delaware
HGIT Activity Road LP	Delaware
HGIT Bradley Center 1 LLC	Delaware
HGIT Bradley Center 2 LLC	Delaware
HGIT Coral Gables, Inc	Delaware
HGIT Eastgate Park LLC	Delaware
HGIT Historic Decatur Rd LLC	Delaware
HGIT Historic Decatur GP LLC	Delaware
HGIT Historic Decatur Holdings LLC	Delaware
HGIT Historic Decatur LP	Delaware
HGIT Waypoint GP LLC	Delaware
HGIT Waypoint LP	Delaware
HGIT 1315 N. North Branch LLC	Delaware
HGIT 828 N 10th Place LLC	Delaware
HGIT 302 Colonades Way LLC	Delaware
HGIT Coral Gables LLC	Delaware
HGIT Nashville Self Storage LLC	Delaware
HGIT 4205 S Miami Blvd LLC	Delaware
HGIT 9157 Mink Street SW LLC	Delaware
HGIT Central City Coventry Limited	England and Wales
Hines UK Holdings LLC	Delaware
HGIT UK REIT HoldCo 1 Limited	Jersey

HGIT UK REIT HoldCo 2 Limited	Jersey
HGIT UK REIT HoldCo 3 Limited	Jersey
HGIT UK REIT HoldCo 4 Limited	Jersey
HGIT UK REIT HoldCo 5 Limited	Jersey
HGIT UK REIT HoldCo 6 Limited	Jersey
HGIT UK REIT HoldCo 7 Limited	Jersey
HGIT UK REIT HoldCo 8 Limited	Jersey
HGIT UK REIT HoldCo 9 Limited	Jersey
HGIT UK REIT HoldCo 10 Limited	Jersey
HGIT UK REIT HoldCo 11 Limited	Jersey
HGIT UK REIT Limited	Jersey
HGIT Logistics HoldCo Limited	England and Wales
HGIT Student HoldCo Limited	England and Wales
HGIT 200 Park Place LeaseCo, LLC	Delaware
HGIT 200 Park Place Depositor, LLC	Delaware
HGIT Master Tenant Holdings, LLC	Delaware
Hines Real Estate Exchange, LLC	Delaware
HREX Multifamily I, DST (f/k/a HGIT 165 N Des Plaines LLC)	Delaware
HREX Multifamily I Depositor, LLC	Delaware
HREX Multifamily I LeaseCo, LLC	Delaware
HREX Multifamily II, DST (f/k/a HGIT 5865 Trinity Parkway LLC)	Delaware
HREX Multifamily II Depositor, LLC	Delaware
HREX Multifamily II LeaseCo, LLC	Delaware
HREX Multifamily III, DST (f/k/a HGIT 715 West Julian LP)	Delaware
HREX Multifamily III Depositor, LLC	Delaware
HREX Multifamily III LeaseCo, LP	Delaware
HREX Multifamily III LeaseCo GP, LLC	Delaware
HREX 5, DST	Delaware
HREX RC, DST (f/k/a HGREIT II Edmondson Road LLC)	Delaware
HREX RP, DST (f/k/a HGREIT II Madison Road LLC)	Delaware
HREX 5 LeaseCo, LLC	Delaware
HREX 5 Depositor, LLC	Delaware
HGIT 181 Sanchez St LP	Delaware
HGIT 181 Sanchez St GP LLC	Delaware
HGIT 1625 Stockton Blvd LP	Delaware
HGIT 1625 Stockton Blvd GP LLC	Delaware
HREX 6, DST	Delaware
HREX Alloy, DST (f/k/a HGIT 4700 Berwyn LLC)	Delaware
HREX E2, DST	Delaware
HREX 6 Depositor, LLC	Delaware
HREX 6 LeaseCo, LLC	Delaware
Hines Global Income Trust SCSp	Luxembourg
Hines GP S.a.r.l.	Luxembourg
Hines Italy A	Italy

HGIT Retail HoldCo Limited	England and Wales
HGIT Leeds Limited	England and Wales
HGIT Bracknell Limited	England and Wales
HGIT Bracknell 2 Limited	England and Wales
HGIT 1810 Easley Highway LLC	Delaware
HGIT Upton Drive LLC	Delaware
HREX 7 LeaseCo, LLC	Delaware
HREX 7 Depositor, LLC	Delaware
HREX 7, DST	Delaware
HREX GITC3, DST	Delaware
HREX GITC4, DST	Delaware
HREX 8, DST	Delaware
HREX 8 Depositor, LLC	Delaware
HREX 8 LeaseCo, LLC	Delaware
HGIT Playa Vista LP	Delaware
HGIT Playa Vista GP LLC	Delaware
HGIT Worship Square Limited	England and Wales
HGIT Clay Terrace LLC	Delaware
HREX 9 Depositor, LLC	Delaware
HREX 9, DST	Delaware
HREX Left Bank, DST	Delaware
HREX GS, DST	Delaware
HREX 9 LeaseCo, LLC	Delaware
HREX BMS, DST	Delaware
HREX BMS Ground LeaseCo, LP	Delaware
HREX BMS Leaseco GP, LLC	Delaware